Exhibit 99.2

0 Investor Presentation September 2016

Forward Looking Statements 1 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current expectations of Eldorado Resorts, Inc. (“Eldorado”) and Isle of Capri Casinos, Inc. (“Isle”) and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding the expected synergies and benefits of a potential combination of Eldorado and Isle, including the expected accretive effect of the merger on Eldorado’s results of operations; the anticipated benefits of geographic diversity that would result from the merger and the expected results of Isle’s gaming properties; expectations about future business plans, prospective performance and opportunities; required regulatory approvals; the expected timing of the completion of the transaction; and the anticipated financing of the transaction. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should,” “will” or similar words intended to identify information that is not historical in nature. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include (a) the timing to consummate a potential transaction between Eldorado and Isle; (b) the ability and timing to obtain required regulatory approvals (including approval from gaming regulators and expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976) and satisfy or waive other closing conditions; (c) the ability to obtain the approval of stockholders of Eldorado and Isle; (d) the possibility that the merger does not close when expected or at all or that the companies may be required to modify aspects of the merger to achieve regulatory approval; (e) Eldorado’s ability to realize the synergies contemplated by a potential transaction; (f) Eldorado’s ability to promptly and effectively integrate the business of Eldorado and Isle; (g) uncertainties in the global economy and credit markets and its potential impact on Eldorado’s ability to finance the transaction; (h) the outcome of any legal proceedings that may be instituted in connection with the transaction; (i) the ability to retain certain key employees of Isle; (j) the possibility of a material adverse change affecting Eldorado or Isle; (k) the possibility that the business of Eldorado or Isle may suffer as a result of the announcement of the transaction; (l) Eldorado’s ability to obtain financing on the terms expected, or at all; (m) changes in value of Eldorado’s common stock between the date of the merger agreement and the closing of the merger; and (n) the risk factors disclosed in Eldorado’s most recent Annual Report on Form 10-K, which Eldorado filed with the SEC on March 15, 2016 and the risk factors disclosed in Isle’s most recent Annual Report on Form 10-K, which Isle filed with the SEC on June 21, 2016, and in all reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission by Eldorado and Isle subsequent to the filing of their respective Form 10-K’s. Forward-looking statements reflect the analysis of management of Eldorado and Isle as of the date of this release. Eldorado and Isle do not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements Important Information for Investors and Stockholders The information in this presentation is not a substitute for the prospectus/proxy statement that Eldorado and Isle will file with the Securities and Exchange Commission (the “SEC”), which will include a prospectus with respect to shares of Eldorado common stock to be issued in the merger and a proxy statement of each of Eldorado and Isle in connection with the merger between Eldorado and Isle (the “Prospectus/Proxy Statement”). The Prospectus/Proxy Statement will be sent or given to the stockholders of Eldorado and Isle when it becomes available and will contain important information about the merger and related matters, including detailed risk factors. SECURITY HOLDERS OF ELDORADO AND ISLE ARE ADVISED TO READ THE PROSPECTUS/PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Prospectus/Proxy Statement and other documents that will be filed with the SEC by Eldorado and Isle will be available without charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to (1) Eldorado Resorts, Inc. by mail at 100 West Liberty Street, Suite 1150, Reno, Nevada 89501, Attention: Investor Relations, by telephone at (775) 328-0112 or by going to the Investor page on Eldorado’s corporate website at www.eldoradoresorts.com; or (2) Isle of Capri Casinos, Inc. by mail at 600 Emerson Road, Suite 300, Saint Louis, Missouri 63141, Attention: Investor Relations, by telephone at (314) 813-9200, or by going to the Investors page on Isle’s corporate website at www.islecorp.com. A final proxy statement or proxy/prospectus statement will be mailed to stockholders of Eldorado and Isle as of their respective record dates. The information in this presentation is neither an offer to sell nor the solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Proxy Solicitation Eldorado and Isle, and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Eldorado is set forth in the proxy statement for Eldorado’s 2016 annual meeting of stockholders and Eldorado’s 10-K for the year ended December 31, 2015. Information about the directors and executive officers of Isle is set forth in the proxy statement for Isle’s 2016 annual meeting of shareholders and Isle’s Form 10-K for the year ended April 24, 2016. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available. Non-GAAP Measures Adjusted EBITDA is a non-GAAP measurement. Eldorado defines adjusted EBITDA operating income (loss) before depreciation and amortization, stock based compensation, (gain) loss on the sale or disposal of property, equity in income of unconsolidated affiliate, acquisition charges, S-1 expenses, severance expenses and other regulatory gaming assessments, including the impact of change in reporting requirements. Isle defines Adjusted EBITDA as earnings from continuing operations before interest and other non-operating income (expense), income taxes, stock-based compensation, preopening expenses and depreciation and amortization. Combined Adjusted EBITDA is based on the combination of Eldorado’s Adjusted EBITDA and Isle’s Adjusted EBITDA for the applicable period.

Transaction Overview 2

Two Highly Complementary Regional Gaming Operators Combine To Establish a Premier Regional Gaming Platform 3 Transaction consideration Eldorado Resorts to acquire Isle of Capri for $23.00 per share Each Isle shareholder has the option to elect cash or stock consideration for each share of Isle stock Shareholder election is subject to proration procedures so that aggregate consideration is 58% cash and 42% stock Pro forma for the transaction, Eldorado shareholders will own approximately 62% and Isle of Capri shareholders will own approximately 38% of combined entity Transaction value Total Isle purchase price: $1.7bn1 inclusive of $929mm of debt Acquisition multiple of 8.8x based on Isle standalone LTM 7/24/16 EBITDA of $194mm Synergized acquisition multiple of 7.4x pro forma for $35mm of estimated cost synergies Financing J.P. Morgan has provided $2,125mm in committed financing New 5 year, $300mm revolving credit facility and new 7 year, $1,450mm Term Loan B New 8 year, $375mm Senior Notes Expected net leverage2 of 5.1x at closing Management and Governance Eldorado CEO, and President & CFO will maintain their respective positions at the pro forma company Isle will designate two new directors subject to mutual agreement between both companies Approval process Eldorado and Isle shareholder approval required Subject to regulatory approvals The companies have entered into a support agreement with key shareholders, i.e., Recreational Enterprises (Eldorado) and GFIL Holdings (Isle) to vote in support of the acquisition Timing Transaction expected to close in Q2 2017, subject to customary closing conditions 1 Pro forma for announced sale of Lake Charles for net cash proceeds of $124mm 2 Net debt / EBITDA

Strategic Rationale and Transaction Benefits 4 1 Pro forma for announced sale for Lake Charles 2 Net debt / EBITDA Increased scale and geographic diversification Creation of a $3bn+ premier regional gaming company Meaningfully increases footprint to 201 regional gaming facilities in 10 states Combination doubles Eldorado’s net revenue and EBITDA Combined company to operate more than 20,800 slot machines & VLTs, approx. 560 table games and over 6,500 hotel rooms Earnings growth and operational efficiencies Identified $35mm in annual run-rate cost synergies in year 1 Potential for further revenue and profitability upside Share best practices across companies to drive operational enhancements Accretive to earnings and free cash flow Transaction expected to be immediately accretive to earnings and free cash flow Strong free cash flow generation to further strengthen balance sheet Expected net leverage2 of 5.1x at closing Utilize combined company’s free cash flow to reduce leverage and make additional strategic investments over the near to medium term Combined entity will seek ratings upgrade Isle currently rated B1 (Positive Outlook) / B+ (Positive Outlook) and Eldorado rated B2 (Stable Outlook) / B (Stable Outlook)

Merger of Two Leading Regional Operators 5 # of properties # of slot machines MRQ end LTM EBITDA1 7 properties 13 properties 20 properties 9,924 10,900 20,824 $904mm $854mm $1,758mm $167mm $194mm $396mm2 # of table games 292 270 562 # of hotel rooms 4,853 1,700 6,553 MRQ end LTM net revenue1 Source: Company filings Note: Isle has an April fiscal year end. Isle metrics exclude Lake Charles 1 MRQ = Most Recent Quarterly results reported; represents period ended 6/30/16 for Eldorado and 7/24/16 for Isle 2 Pro forma for $35mm of cost synergies

Combined Geographic Presence 6 Source: Company filings, presentations; LTM as of 6/30/16 for Eldorado and 7/24/16 for Isle LTM EBITDA: $15mm LTM EBITDA: $35mm LTM EBITDA: $29mm LTM EBITDA: $19mm LTM EBITDA: $39mm LTM EBITDA: $12mm LTM EBITDA: $29mm LTM EBITDA: $5mm LTM EBITDA: $0mm LTM EBITDA: $8mm LTM EBITDA: $10mm LTM EBITDA: $18mm LTM EBITDA: $58mm LTM EBITDA: $30mm LTM EBITDA: $21mm LTM EBITDA: $56mm LTM EBITDA: $16mm

Source: Company filings and press releases Note: LTM statistics as of 6/30/16 for all companies except Isle metrics which are as of 7/24/16 1 BYD’s LTM revenue and EBITDA exclude pro forma adjustments for acquisition of Aliante and Cannery and sale of Borgata 2 RRR’s LTM revenue and EBITDA exclude pro forma adjustment for acquisition of Palms 3 Consists of Central Missouri (7%); Kansas City (5%); Cape Girardeau (4%) and Caruthersville (2%) markets 4 Consists of Waterloo (7%); Quad City (5%) and Marquette (1%) markets 5 Includes $35mm of run-rate cost synergies 7 Combination Between Eldorado and Isle Increases Scale and Provides Margin Upside LTM Revenue ($bn) LTM EBITDA ($mm) LTM EBITDA Margin Combined LTM EBITDA by State Combined Combined 22.5%5 $396mm LTM EBITDA5 Combined 3 4 1 2 1 2 2 1 5 $532 $472 $396 $343 $194 $167 34.2% 26.8% 24.3% 22.7% 20.5% 18.4% MO 18% NV 15% OH 14% IA 13% FL 10% CO 9% LA 7% PA 5% MS 5% WV 4% $2.2 $1.8 $1.4 $1.3 $0.9 $0.9

8 Potential for Multiple Expansion Source: Company filings as of most recent period reported, Wall Street consensus, FactSet as of 09/16/16 , CHDN adjusted for earnout and deferred payment liabilities related to Big Fish acquisition Average EV / 2017E EBITDA Multiple (Excluding ERI): 8.9x Standalone 9.4x 8.8x 8.5x 7.6x Churchill Downs Red Rock Resorts Boyd Gaming Pre- Announcement ERI Multiple

9 Compelling Transaction for Shareholders Increased scale and geographic diversification Strong free cash flow generation to further strengthen balance sheet Increased scale and geographic diversification Accretive to earnings and free cash flow Earnings growth and operational efficiencies

Appendix 10

Eldorado Resorts – Ohio and Louisiana 11 Leading harness horse racing facility located approximately 8 miles from downtown Columbus, Ohio One of only two licensed gaming facilities in Columbus area 132,000 square foot facility 83,000 square feet of gaming space housing with 2,256 VLTs 273-seat buffet and 120-seat casual dining restaurant 82-seat center bar/lounge with high-tech stereo and lighting 3,500 parking spaces Located in Downtown Shreveport, LA along the Red River Land-based 403-room, all-suite hotel connected on three levels to a casino riverboat 28,200 square feet of gaming space including 1,376 slot machines and 60 table and poker games 175-seat gourmet steakhouse and 328-seat buffet 24 hour casual diner, café and noodle bar 380-seat grand ballroom Scioto Downs Racino Eldorado Shreveport

Eldorado Resorts – Reno Tri-Property

Eldorado Reno, Silver Legacy and Circus Circus

- Eldorado Reno, Silver Legacy and Circus Circus Reno are clustered together in Reno's prime downtown gaming area
- Facilities are located one block from the National Bowling Stadium, Reno Event Center and city-owned downtown ballroom facility
- Draws from residents of Reno and Sparks, NV, respectively, as well as tourist visitation from California
- Property description:
  - Resorts are seamlessly connected by a 200-foot wide skyway corridor
  - Combined properties feature over 4,000 guest rooms including 365 suites
  - Combined properties feature over 220,000 square feet of gaming space with over 3,200 slot machines and over 140 table and poker games
  - Offer a wide range of dining options including 7 fine dining and 16 casual dining restaurants; buffets available in each of the three facilities
  - Ongoing integration of the three Reno properties is reducing redundant operating and personnel costs



SILVER LEGACY
CIRCUS CIRCUS
Harrah's Reno
(CZR)
4TH ST
Grand Sierra
Resort &
Casino
80
40
395
ELDORADO
RESORT • CASINO • RENO
S VIRGINIA ST
Reno/Tahoe
International Airport
Slots
(Private)
Peppermill
Resort Spa Casino
(Private)
Reno Tahoe
International
Airport
Atlantis Casino Resort
(MCRI)
OR
ID
WY
NV
UT
CA
AZ
0
25
50
75
Mile

12

Eldorado Resorts – Pennsylvania 13 Located in Erie, Pennsylvania and opened in February 2007 Located directly off Interstate 90 Live thoroughbred racing 153,400 square foot facility 61,400 square feet of gaming space including ~1,580 slot machines and 39 table and poker games 4 restaurants ~ 3,200 parking spaces Located on the Ohio River at the northern tip of West Virginia’s panhandle; approximately 30 miles from Pittsburgh International Airport 93,300 square feet of gaming space including 1,485 slot machines and 45 table and poker games 354 hotel rooms, including the Grande Hotel, which offers a full-service spa and salon 12,090 square feet of convention space, 69,000 square foot theater, events center with seating for approximately 5,000 Woodview, an 18-hole golf course and 13,650 square foot fitness center Presque Isle Downs & Casino Mountaineer Casino, Racetrack & Resort 5 90 90 90 86 90 20 89 426 430 89 8 474 8 89 97 19 97 8 531 20 430 290 5 20 97 19 832 5 5 20 832 832 98 99 90 20 5 Erie Lawrence Park Presque Isle State Park Wesleyville Belle Valley McKean Phillipsville North East Lowville Wattsburg Presque Isle (Eldorado) Mountaineer Eldorado 39 11 7 7 2 45 1006 1002 1066 799 Fairhaven Lawrenceville Chester East Liverpool Newell Congo Wellsville Ohio River Hammondsville La Croft 80 OH WV PA

Isle of Capri Properties – Colorado

Isle Casino Hotel Black Hawk

- Commenced operations in December 1998
- Property includes a land-based casino
  - ~1,000 slot machines
  - 25 table games and 9 table poker room
  - 238-room hotel
  - 1,100 parking spaces in an attached garage
- 3 restaurants
- 5,000 square feet of space for meetings and events
- Connected to Lady Luck Black Hawk via sky bridge

Lady Luck Casino Black Hawk

- Acquired in April 2003 and rebranded in June 2009
- Located across from the Isle Casino Hotel Black Hawk
- Property includes a land-based casino
  - ~500 slot machines
  - 10 table games and 5 table poker room
  - 164-room hotel
  - 1,200 parking spaces in an attached garage
- 2 guest dining options
- 2,250 square feet of space for meetings and events



119
Z Casino
Black Hawk Hotel & Casino
Gilpin Casino
Canyon Casino
Gregory St.
Main St.
Richman St.
Ameristar Casino Resort Spa
Lady Luck Casino
BLACK HAWK
The Lodge Casino
Golden Gates Casino
Golden Gulch Casino
Lady Luck Black Hawk
Monarch Casino Black Hawk
Isle Casino Hotel Black Hawk
isle
BLACK HAWK

14

Isle of Capri Properties – Florida and Iowa 15 Isle Casino Racing Pompano Park Isle Casino Bettendorf Acquired Pompano Park, a harness racing track, in 1995 Located in Pompano Beach, Florida, midway between Miami and West Palm Beach Only racetrack licensed for harness racing in Florida Casino opened in 2007 ~1,500 slot machines and 42 table poker room 3,800 parking spaces 4 restaurants Grab-and-go food outlet, feature bar, sports bar, outdoor trackside food truck Acquired in March 2000 and converted to land based in June 2016 Serves the Quad Cities metropolitan area Property includes a land-based casino that opened in June 2016 ~1,000 slot machines and 17 table games 509-room hotel 2,057 parking spaces 3 restaurants 40,000 sq. ft. of space for meetings and events Agreement with the city of Bettendorf to manage the Quad Cities Waterfront Convention Center, adjacent to the property 95 95 95 95 Isle Casino Racing Pompano Park 814 814 811A 811A 811A Race Track Rd. Miami West Palm Beach 92 84 5 84 92 67 150 92 74 280 61 80 280 87 61 Bettendorf Davenport Moline Rock Island Quad City International Airport Rhythm City Casino Resort Isle Casino Hotel Bettendorf

Isle of Capri Properties – Iowa 16 Acquired in March 2000 Located in Northeast Iowa Property includes a dockside casino ~500 slot machines and 8 table games 475 parking spaces 3 restaurants Opened in June 2007 Located in Eastern Iowa Property includes a land-based casino ~900 slot machines, 22 table games and 4 table poker room 195-room hotel 1,500 parking spaces in an attached garage 3 restaurants 5,000 sq. ft. of space for meetings and events Lady Luck Casino Marquette Isle Casino Waterloo Lady Luck Casino Marquette 18 18 18 35 35 27 27 E Blackhawk Ave N Marquette Rd 18 WISCONSIN IOWA 20 218 218 218 218 20 20 20 20 Isle Casino Hotel Waterloo Eastern lowa

Isle of Capri Properties – Mississippi 17 Acquired in March 2000 Located in Northwestern Mississippi Property includes two dockside casinos ~900 slot machines and 20 table games 451 hotel rooms 1,611 parking spaces 28-space RV park 3 restaurants Acquired in June 2010, rebranded in 2013 Located in Western Mississippi Property includes a dockside casino ~600 slot machines and 7 table games 977 parking spaces in an attached garage 4 restaurants Isle of Capri Casino Lula Lady Luck Casino Vicksburg Isle of Capri Casino Hotel Lula Hollywood Casino & Hotel Tunica Bally’s Tunica Casino 40 49 49 49 49 49 40 40 40 40 40 40 Memphis 20 20 20 61 61 Lady Luck Casino Vicksburg Riverwalk Casino Hotel 61 61 20 Ameristar Casino Hotel Vicksburg 61 WaterView Casino and Hotel Jackson Delta Casino

Isle of Capri Properties – Missouri 18 Opened in December 2001 Located in Central Missouri between St. Louis and Kansas City Property includes dockside casino ~900 slot machines and 20 table games 140 hotel rooms 1,100 parking spaces 3 restaurants, a ballroom and an event center 32,400 sq. ft. pavilion/entertainment center Opened in October 2012 Located in Southeast Missouri Property includes a dockside casino ~900 slot machines, 22 table games and 4 poker tables 1,049 parking spaces 4 restaurants 7,725 sq. ft. event center Isle Casino Cape Girardeau Isle Casino Cape Girardeau ILLINOIS MISSOURI 55 74 55 74 146 177 Farmer’s Pick Buffet Isle of Capri Casino Boonville 70 70 70 70 70 Kansas City Isle of Capri Casino Hotel Boonville St. Louis, MO

Isle of Capri Properties – Missouri (continued) 19 Lady Luck Casino Caruthersville Isle of Capri Casino Kansas City Acquired in June 2007 Located in Southeast Missouri Property includes a riverboat casino ~600 slot machines and 9 table games 1,151 parking spaces 2 restaurants 40,000 sq. ft. pavilion Acquired in June 2000 Closest gaming facility to downtown Kansas City, Missouri Property includes a dockside casino ~1,000 slot machines and 18 table games 1,426 parking spaces 3 restaurants 55 57 57 60 153 45 69 Isle Casino Cape Girardeau TENNESSEE KENTUCKY KENTUCKY MISSOURI MISSOURI ARKANSAS 55 57 Lady Luck Casino Caruthersville Isle of Capri Casino Kansas City Harrah’s North Kansas City Argosy Casino Hotel & Spa 29 29 70 70 70 35 670 670 70 70 670 7th Street Casino

Isle of Capri Properties – Pennsylvania 20 Opened in July 2013 Located in Western Pennsylvania on the Nemacolin Woodlands Resort Property includes a land-based casino ~600 slot machines and 29 table games 766 parking spaces 2 restaurants Lady Luck Casino Nemacolin Wheeling Island Hotel Casino-Racetrack The Meadows Racetrack & Casino Rivers Casino Casino Theatre Pennsylvania Gaming Distribution Rocky Gap Casino Resort Hyatt Place Pittsburgh South/Meadows 68 43 68 76 99 99 376 70 79 79 79 76 76 70 422 219 119 WEST VIRGINIA PENNSYLVANIA MARYLAND PENNSYLVANIA MARYLAND WEST VIRGINIA WEST VIRGINIA OHIO

Eldorado Resorts LTM 2Q FY 2016 EBITDA Reconciliation 21 Operating Income Depreciation & Amortization Stock-Based Compensation Transaction Expenses Severance Expense Other2 Adjusted EBITDA Consolidated Adjusted EBITDA1 $93,927 $63,701 $2,700 $3,306 $1,645 $1,740 $167,019 1 Results of operations for the twelve months ended June 30, 2016 include the operations of Silver Legacy and Circus Reno, which were acquired by ERI on November 24, 2015, as if the acquisition occurred on July 1, 2015. Such presentation does not conform with GAAP or the Securities and Exchange Commission rules for pro forma presentation; however, we have included the combined information because we believe it provides a meaningful comparison for the periods presented 2 Other is comprised of (gain) loss on the sale or disposal of property, equity in income of unconsolidated affiliate and other regulatory gaming assessments. EBITDA Reconciliation for the Twelve Months Ended June 30, 2016 (In $000’s)

Isle of Capri LTM 1Q FY 2017 EBITDA Reconciliation (pro forma for sale of Lake Charles) 22 EBITDA Reconciliation for the Twelve Months Ended July 24, 2016 (In $000’s) Note: Pro forma for the sale of Lake Charles Operating Income Depreciation & Amortization Stock-Based Compensation Pre-Opening Expense Exit Agreement Expense Adjusted EBITDA Adjusted EBITDA $116,571 $71,141 $5,004 $750 $870 $194,336